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Exhibit 16.1

                                                             Bernard Lipton, CPA




                                                                   June 16, 2000



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen,

         We have read and agree with the comments in Part II, Item 3 of Form 10 SB/A of PediaNet.com, Inc. dated June 19, 2000.


                                                           Yours truly,




                                                           /s/ Bernard Lipton
                                                           ---------------------
                                                           Bernard Lipton, CPA